UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2010

                                BOOKS-A-MILLION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Industrial Lane
Birmingham, Alabama  35211
 (Address of Principal Executive Offices, including Zip Code)

(205) 942-3737
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Stockholder Approval of the Third Amendment to the Books-A-Million, Inc. 2005 Incentive Award Plan

At the Annual Meeting of Stockholders of Books-A-Million, Inc. (the “Company”) held on May 20, 2010 (the “Annual Meeting”), the stockholders of the Company approved the Third Amendment (the “Third Amendment”) to the Books-A-Million, Inc. 2005 Incentive Award Plan (the “Incentive Plan”).  The Third Amendment to the Incentive Plan increases the total number of shares of the Company’s Common Stock available for issuance under the Incentive Plan by an additional 800,000 shares, such that the Incentive Plan will provide for a total of 2,000,000 shares available for issuance to members of the Board of Directors, employees and consultants.  Additionally, the Third Amendment increases the limitation on the number of shares of Common Stock that may be granted to any one participant under the Incentive Plan during any fiscal year from 100,000 to 200,000 and adds a bonus “clawback” provision to the Incentive Plan that will require participants under the Incentive Plan to forfeit and/or repay payments made or to be made under the Incentive Plan in certain circumstances.

A copy of the Incentive Plan, as amended by the Third Amendment, is attached as Appendix A to the Company’s 2010 Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 20, 2010.  A copy of the Incentive Plan, as amended by the Third Amendment, is also included with this Current Report on Form 8-K as Exhibit 10.1.

Stockholder Approval of the Second Amendment to the Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan

At the Annual Meeting, the stockholders of the Company also approved the Second Amendment (the “Second Amendment”) to the Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan (the “Stock Purchase Plan”).  The Second Amendment to the Stock Purchase Plan increases the total number of shares of the Company’s Common stock available for purchase under the Stock Purchase Plan by an additional 200,000 shares, such that the Stock Purchase Plan will provide for a total of 600,000 shares available for purchase by employees of the Company or one of its subsidiaries.

A copy of the Stock Purchase Plan, as amended by the Second Amendment, is attached as Appendix B to the Company’s 2010 Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 20, 2010.  A copy of the Stock Purchase Plan, as amended by the Second Amendment, is also included with this Current Report on Form 8-K as Exhibit 10.2.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors.  The result of the vote taken at the Annual Meeting for the election of a class of directors of the Company to serve a three-year term expiring at the 2013 annual meeting of stockholders and until their successors are duly elected and qualified was as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
J. Barry Mason	12,357,804	277,907	1,767,551
William H. Rogers, Jr.	10,728,699	1,907,012	1,767,551

Proposal 2 – Approval of the Third Amendment to the 2005 Incentive Award Plan.  The result of the vote taken at the Annual Meeting relating to the approval of the Third Amendment to the Books-A-Million, Inc. 2005 Incentive Award Plan was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,012,387	603,991	19,333	1,767,551

Proposal 3 – Approval of the Second Amendment to the 1999 Amended and Restated Employee Stock Purchase Plan.  The result of the vote taken at the Annual Meeting relating to the approval of the Second Amendment to the Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,146,077	474,275	15,359	1,767,551

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm.  The result of the vote taken at the Annual Meeting to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for fiscal year 2011 was as follows:

Votes For	Votes Against	Abstain
14,203,236	62,846	137,180

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
10.1	Books-A-Million, Inc. 2005 Incentive Award Plan, as amended by the Third Amendment
10.2	Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan, as amended by the Second Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
By:	/s/ Brian W. White
Brian W. White Chief Financial Officer

Dated: May 26, 2010

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	Books-A-Million, Inc. 2005 Incentive Award Plan, as amended by the Third Amendment
10.2	Books-A-Million, Inc. 1999 Amended and Restated Employee Stock Purchase Plan, as amended by the Second Amendment